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                                                                     EXHIBIT 4.1

                   [LOGO OF VIA NET.WORKS, INC. APPEARS HERE]

COMMON STOCK                                                   COMMON STOCK
   NUMBER                                                         SHARES

                              VIA NET.WORKS, INC.

    SEE REVERSE FOR CERTAIN DEFINITIONS                       CUSIP 925912 10 7
AND STATEMENTS AS TO THE RIGHTS. PREFERENCES,
   PRIVILEGES AND RESTRICTIONS ON SHARES

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   This certifies that



is the owner of


fully paid and non-assessable shares of common stock, par value $.001 per share of

                              VIA NET.WORKS, INC.
                  (the "Corporation"), a Delaware Corporation

     The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's Transfer agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

                   [SEAL OF VIA NET.WORKS, INC. APPEARS HERE]

     SECRETARY                                                 PRESIDENT

COUNTERSIGNED AND REGISTERED

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY
                                                            AUTHORIZED SIGNATURE


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     The corporation is authorized to issue more than one class or series of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Company.

     The following abbreviations, when used in the inscription on the face of each certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -  as tenants in common
     TEN ENT  -  as tenants by the entireties
     JT TEN   -  as joint tenants with right
                 of survivorship and not as
                 tenants in common

      UNIF TRANSFER MIN ACT -                      Custodian
                              --------------------           -------------------
                                    (Cust)                         (Minor)

                              under Uniform Transfers to Minors
                              Act
                                 -----------------------------------
                                              (State)

     Additional abbreviations may also be used though not in the above list

     For value received, ___________________________________hereby sell(s), assign(s) and transfer(s) unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                      Shares
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of the common stock evidenced by this certificate, and do (does) hereby irrevocably constitute and appoint
                                                                   , Attorney,
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to transfer the said shares on the books of the Corporation, with full power of substitution in the premises.

Dated
     -------------------------                   -------------------------------
                                                 Signature

                                                 -------------------------------
                                                 Signature

In presence of
              ---------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.